Filed pursuant to Rule 497(e)
File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated September 11, 2012 to

GMO Trust Multi-Class Prospectus and Statement of Additional Information,

GMO Trust Class M Shares Prospectus and Statement of Additional Information, and

GMO Trust Benchmark-Free Allocation Fund Class MF Shares Prospectus,

each dated June 30, 2012

Management of the Trust

Effective immediately, Ben Inker and Sam Wilderman are the Senior Members and Co-Directors of the Asset Allocation Division of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), and Thomas Hancock and David Cowan are the Senior Members and Co-Directors of the Quantitative Equity Division of GMO. Previously, Mr. Cowan provided research and portfolio management services to GMO’s quantitative equity portfolios since 2006. All references to the “Senior Members” of the Asset Allocation Division and the Quantitative Equity Division in each Prospectus and each Statement of Additional Information are amended to reflect the foregoing.